UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 14, 2007

NAYNA NETWORKS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-13822	83-0210455
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4699 OLD IRONSIDES DRIVE, SUITE 420
SANTA CLARA, CALIFORNIA 95054
(Address of principal executive offices, including zip code)

(408) 956-8000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(b). DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

On February 14, 2007, William Wong tendered his resignation as Nayna’s Acting Chief Financial Officer, to be effective as of February 14, 2007. Thomas Richtarich, Nayna’s Vice President of Nayna Networks Broadband Division, will act as interim Chief Financial Officer until such time as a permanent replacement has been appointed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NAYNA NETWORKS, INC.

By:	/s/ Naveen S. Bisht
Naveen S. Bisht President and Chief Executive Officer

Date: February 20, 2007